DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Strategic Municipals, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, June 17, 2009 at 10:00 a.m., for the following purposes:

1.	To elect four Class III Directors to serve for a three-year term and until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on April 30, 2009 will be entitled to receive notice of and to vote at the meeting.

New York, New York May 1, 2009

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS STRATEGIC MUNICIPALS, INC.

PROXY STATEMENT

Annual Meeting of Stockholders to be held on Wednesday, June 17, 2009

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Strategic Municipals, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Wednesday, June 17, 2009 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 30, 2009 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. It is essential that stockholders complete, date, sign and return the proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (i.e., the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series M, Series T, Series W, Series TH and Series F. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of April 30, 2009, the Fund had outstanding the following number of shares:

Common Stock	APS
Outstanding	Outstanding
60,766,921	11,400

     It is estimated that proxy materials will be mailed to stockholders of record on or about May 14, 2009. The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 17, 2009: This proxy statement and copies of the Fund’s most recent Annual Report to Stockholders are available at www.dreyfus.com/closedendfund.htm.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of four Class III Directors, to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund.

     Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Director not standing for election at the meeting (the “Continuing Directors”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A.

     Under the terms of the Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. One such Director, Robin A. Melvin, was elected as a Class II Director for APS holders of the Fund in 2007 to serve for a three year term. The other APS designee is John E. Zuccotti. He currently is a Nominee for election as a Class III Director.

     Voting with regard to the election of Directors will be as follows: holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Messrs. Burke, Mautner, and Wallack; APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Zuccotti as a Class III Director who is nominated to represent the APS.

     The persons named as proxies on the accompanying proxy card intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser, Dreyfus, and other service providers. The following table presents information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

Nominees for Class III Director with Term Expiring in 2012

Name (Age) of Nominee	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
DAVID W. BURKE (72)	Corporate Director and Trustee	John F. Kennedy Library
Class III Director (1994)		Foundation, Director

HANS C. MAUTNER (71)	President - International Division	Capital and Regional PLC, a British
Class III Director (1989)	and an Advisory Director of	co-investing real estate asset manag-
	Simon Property Group, a real	er, Director
	estate investment company (1998-	Member – Board of Managers of:
	present)	Lehman Brothers European Real
	Director and Vice Chairman of	Estate Private Equity Fund
Simon Property Group (1998-2003)
Chairman and Chief Executive
Officer of Simon Global Limited
(1999-present)

BURTON N. WALLACK (58)	President and co-owner of	None
Class III Director (2006)	Wallack Management Company,
a real estate management company

JOHN E. ZUCCOTTI (71)	Chairman of Brookfield Financial	Emigrant Savings Bank, Director
APS Designee	Properties, Inc.	Wellpoint, Inc., Director
Class III Director (1989)	Senior Counsel of Weil, Gotshal &	Columbia University, Trustee
	Manges, LLP	Doris Duke Charitable Foundation,
	Emeritus Chairman of the Real	Trustee
Estate Board of New York

     The Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, was attached as an exhibit to the proxy statement dated April 11, 2007 and is available at www.dreyfus.com.

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the New York Stock Exchange. A copy of the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”) is not available on the Fund’s or Dreyfus’ website, but was attached as an exhibit to the proxy statement dated April 11, 2007. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     The Fund’s audit committee met six times and its nominating committee met once during the Fund’s fiscal year ended September 30, 2008. The Fund’s pricing and compensation committees did not meet during the Fund’s last fiscal year.

     Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board of each Fund, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and per meeting attended fee of one-half the amount paid to Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by the Fund for its fiscal year ended September 30, 2008, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) during the year ended December 31, 2008, was as follows:

		Total Compensation
		from each Fund and
Name of	Aggregate	Fund Complex
Nominee	Compensation*	Paid to Nominee (**)
David W. Burke	$5,084	$390,000 (97)
Hans C. Mautner	$4,763	$77,000 (28)
Burton N. Wallack	$5,084	$85,000 (28)
John E. Zuccotti	$5,489	$84,500 (28)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reim-
bursed to Directors for attending Board meetings, which in the aggregate amounted to $5,576.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the
Fund, for which the Nominee served as a Board member.

     For the Fund’s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on July 25, 2008, the Fund’s audit committee approved and the Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified and approved the selection of Ernst & Young LLP (“E&Y”) as the independent auditors for the Fund’s fiscal year ending September 30, 2009. E&Y, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2008, the Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. Copies of the audit committee’s report for the fund is attached as Exhibit B to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees paid to E&Y in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee. All services privded by E&Y were pre-approved as required.

	Fund[1]	Service Affiliate[1]
Audit Fees	$36,008/$37,088	N/A
Audited-Related Fees[2]	$42,410/$5,122	$0/$0
Tax Fees[3]	$2,313/$3,244	$0/$0
All Other Fees	$0/$312	$0/$0
Aggregate Non-Audit Fees	$0/$0	$1,667,704/$4,881,322

[1] For the Fund’s fiscal years ended September 30, 2007/September 30, 2008.
[2] Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.
[3] Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. fed-
eral, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and
(iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at One Wall Street, New York, NY 10286, acts as Custodian for the assets of the Fund. The Bank of New York Mellon, located at 101 Barclay Street, New York, NY 10286, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for the Fund you own and mail it in the enclosed, postage-paid envelope.

     The Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the Proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than January 21, 2010 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is April 6, 2010.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of BNY Mellon Shareowner Services, Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, NJ 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: May 1, 2009

EXHIBIT A PART I

     Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership.

Continuing Class I and Class II Directors with Terms Expiring in 2010 for Class I and 2011 for Class II

     The following table presents information about the Continuing Directors of the Fund, including their principal occupations and other board memberships and affiliations. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. The Fund’s Continuing Directors will continue to serve as Directors of the Fund after the meeting.

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
JOSEPH S. DiMARTINO (65)	Corporate Director and Trustee	The Muscular Dystrophy
Chairman of the Board and		Assocation, Director
Class I Director (1995)		CBIZ (formerly Century
Business Services, Inc.), a
provider of outsourcing
functions for small and
medium size companies,
Director
The Newark Group, a
provider of a national mar-
ket of paper recovery facili-
ties, paperboard mills and
paperboard converting
plants, Director
Sunair Services Corporation,
a provider of certain out-
door-related services to
homes and businesses,
Director

WILLIAM HODDING CARTER III (74)	Professor of Leadership & Public	The Century Foundation,
Class I Director (1989)	Policy, University of North	Emeritus Director
	Carolina, Chapel Hill (January 1,	The Enterprise Corporation
	2006 - present)	of the Delta, a non-profit
	President and Chief Executive	economic development
	Officer of John S. and James L.	organization, Director
Knight Foundation (February 1,
1998 - February 1, 2006)

JONI EVANS (67)	Chief Executive Officer,	None
Class I Director (2007)	www.wowOwow.com, an online
community dedicated to women’s
conversations and publications
Principal, Joni Evans Ltd.
Senior Vice President of the
William Morris Agency (2005)

Name (Age) of Continuing Director	Principal Occupation	Other Board Memberships
Position with Fund (Since)	During Past 5 Years	and Affiliations
RICHARD C. LEONE (69)	President of The Century	The American Prospect,
Class I Director (1989)	Foundation (formerly, The	Director
	Twentieth Century Fund, Inc.), a	Center for American Progress,
	tax exempt research foundation	Director
engaged in the study of economic,
foreign policy and domestic issues

GORDON J. DAVIS (67)	Partner in the law firm of Dewey	Consolidated Edison, Inc.,
Class II Director (2006)	and LeBeouf, LLP	a utility company, Director
	President, Lincoln Center for the	Phoenix Companies, Inc., a
	Performing Arts, Inc. (2001)	life insurance company,
Director
Board Member/Trustee for
several not-for-profit groups

EHUD HOUMINER (68)	Executive-in-Residence at the	Avent Inc., an electronics
Class II Director (1994)	Columbia Business School,	distributor, Director
	Columbia University	International Advisory
Board to the MBA
Program, School of
Management, Ben Gurion
University, Chairman

ROBIN A. MELVIN (45)	Director, Biosi Family Foundation,	None
APS Designee	a private family foundation that
Class II Director (1995)	supports youth-serving organiza-
tions that promote the self suffi-
ciency of youth from disadvan-
taged circumstances
Senior Vice President, Mentor, a
National non-profit youth men-
toring organization (2005)

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2008.

Aggregate Holding of
Funds in the
	Fund	Dreyfus Family of Funds
Name of Continuing	Common	for which Responsible as
Director or Nominee	Stock	a Board Member
David W. Burke*	None	Over $100,000
Hodding Carter III	None	Over $100,000
Gordon J. Davis	None	$50,001 - $100,000
Joseph S. DiMartino	None	Over $100,000
Joni Evans	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner*	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack*	None	None
John E. Zuccotti*	None	Over $100,000

* Nominee.

     As of December 31, 2008, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF THE FUND

  The Fund held ten Board meetings and six audit committee meetings during its last fiscal year.
  The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.
  All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by the Fund for its fiscal year ended September 30, 2008, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) during the year ended December 31, 2008, was as follows:

		Total
		compensation
		from the Fund and
	Aggregate	fund complex
	compensation	paid to
Name of Continuing Director	from the Fund*	Continuing Director (**)
William Hodding Carter III	$5,427	$84,000 (28)
Gordon J. Davis	$5,084	$136,000 (42)
Joseph S. DiMartino	$6,860	$873,275 (191)
Joni Evans	$4,646	$77,500 (28)
Ehud Houminer	$5,084	$224,500 (69)
Richard C. Leone	$5,084	$78,500 (28)
Robin A. Melvin	$5,458	$84,000 (28)

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Directors for attending Board meetings, which in the aggregate amounted to $5,576.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the
Fund, for which the Director served as a Board member.

PART II
Part II sets forth information relevant to the officers of the Fund.
Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
J. DAVID OFFICER
President (2006)	60	Chief Operating Officer, Vice Chairman and a
		director of Dreyfus and an officer of 76 invest-
		ment companies (comprised of 172 portfolios)
		managed by Dreyfus.
PHILLIP N. MAISANO
Executive Vice President (2007)	61	Chief Investment Officer, Vice Chair and a
		director of Dreyfus, and an officer of 76 invest-
		ment companies (comprised of 172 portfolios)
		managed by Dreyfus. Mr. Maisano also is an
		officer and/or board member of certain other
		investment management subsidiaries of The
		Bank of New York Mellon Corporation
		(“BNY Mellon”), each of which is an affiliate
		of Dreyfus. He has been an employee of
		Dreyfus since November 2006. Prior to join-
		ing Dreyfus, Mr. Maisano served as Chairman
		and Chief Executive Officer of EACM
		Advisors, an affiliate of Dreyfus, since August
		2004, and served as Chief Executive Officer of
		Evaluation Associates,a leading institutional
		investment consulting firm, from 1988 until
		2004.
A. PAUL DISDIER
Executive Vice President (2002)	52	Director of Dreyfus Municipal Securities Group
		and an officer of 2 other investment companies
		(comprised of 2 portfolios) managed by
		Dreyfus.
JAMES WINDELS
Treasurer (2001)	49	Director — Mutual Fund Accounting of
		Dreyfus, and an officer of 77 investment com-
		panies (comprised of 193 portfolios) managed
		by Dreyfus.
MICHAEL A. ROSENBERG
Vice President and Secretary (2005)	49	Assistant General Counsel of BNY Mellon,
		and an officer of 77 investment companies
		(comprised of 193 portfolios) managed by
		Dreyfus.
JAMES BITETTO
Vice President and Assistant Secretary (2005)	42	Senior Counsel of BNY Mellon and Secretary
		of Dreyfus, and an officer of 77 investment
		companies (comprised of 193 portfolios)
		managed by Dreyfus.

Name and Position			Principal Occupation and Business
with Fund (Since)		Age	Experience For Past Five Years
JONI LACKS CHARATAN
Vice President and Assistant Secretary	(2005)	53	Senior Counsel of BNY Mellon, and an offi-
			cer of 77 investment companies (comprised of
			193 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and Assistant Secretary	(2005)	47	Senior Counsel of BNY Mellon, and an offi-
			cer of 77 investment companies (comprised of
			193 portfolios) managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President and Assistant Secretary	(2005)	46	Assistant General Counsel of BNY Mellon,
			and an officer of 77 investment companies
			(comprised of 193 portfolios) managed by
			Dreyfus.
JOHN B. HAMMALIAN
Vice President and Assistant Secretary	(2005)	45	Managing Counsel of BNY Mellon, and an
			officer of 77 investment companies (com-
			prised of 193 portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Vice President and Assistant Secretary (2005)		57	Managing Counsel of BNY Mellon, and an offi-
			cer of 77 investment companies (comprised of
			193 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Vice President and Assistant Secretary	(2005)	43	Managing Counsel of BNY Mellon, and an
			officer of 77 investment companies (com-
			prised of 193 portfolios) managed by Dreyfus.
RICHARD CASSARO
Assistant Treasurer (2008)		50	Senior Accounting Manager — Money Market
			and Municipal Bond Funds of Dreyfus, and an
			officer of 77 investment companies (comprised
			of 193 portfolios) managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)		40	Tax Manager of the Investment Accounting
			and Support Department of Dreyfus, and an
			officer of 77 investment companies (com-
			prised of 193 portfolios) managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)		44	Senior Accounting Manager — Fixed Income
			Funds of Dreyfus, and an officer of 77 invest-
			ment companies (comprised of 193 portfolios)
			managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)		41	Senior Accounting Manager — Equity Funds
			of Dreyfus, and an officer of 77 investment
			companies (comprised of 193 portfolios)
			managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years

ROBERT SVAGNA
Assistant Treasurer (2005)	41	Senior Accounting Manager — Equity Funds
		of Dreyfus, and an officer of 77 investment
		companies (comprised of 193 portfolios)
		managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	51	Chief Compliance Officer of Dreyfus and The
		Dreyfus Family of Funds (77 investment com-
		panies, comprised of 193 portfolios). From
		November 2001 through March 2004, Mr.
		Connolly was first Vice-President, Mutual Fund
		Servicing for Mellon Global Securities Services.
		In that capacity, Mr. Connolly was responsible
		for managing Mellon’s Custody, Fund
		Accounting and Fund Administration services
		to third-party mutual fund clients.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of April 30, 2009 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of April 30, 2009, the Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of April 30, 2009, the following Directors and officers owned shares of Common Stock of the Fund as indicated below:

Shares of Common
Directors	Stock Owned
None

Officers
A. Paul Disdier	11,500

     To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or the outstanding shares of APS of a Fund on April 30, 2009. Cede & Co. held of record approximately 88% of the outstanding Common Stock of the Fund and 100% of the outstanding shares of APS of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2008. In making this disclosure, the Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

Dreyfus Strategic Municipals, Inc.

November 21, 2008

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements for the Fund be included in the Annual Report to Shareholders for the year ended September 30, 2008.

Ehud Houminer, Audit Committee Chair	Richard C. Leone, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter III, Audit Committee Member	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	John E. Zuccotti, Audit Committee Member

B-1

0853-PROXY-09

48710

DREYFUS STRATEGIC MUNICIPALS, INC.

AUCTION PREFERRED STOCKHOLDERS

     The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on April 30, 2009 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, June 17, 2009; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

DREYFUS STRATEGIC MUNICIPALS, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

48710

48710

DREYFUS STRATEGIC MUNICIPALS, INC.

COMMON STOCKHOLDERS

     The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Robert R. Mullery and Joni L. Charatan and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on April 30, 2009 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York, commencing at 10:00 a.m. on Wednesday, June 17, 2009; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

DREYFUS STRATEGIC MUNICIPALS, INC.

IMPORTANT

Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

48710